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                                                                   EXHIBIT 10.17

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (the "Agreement") given as of this day of March, 1995, by Educational Medical, Inc., a Delaware corporation (the "Pledgor"), in favor of Sirrom Capital Corporation, a Tennessee corporation(the "Lender").

                              W I T N E S S E T H:

         WHEREAS, the Lender has entered into that certain Loan Agreement (as executed on the date hereof and as the same may be amended from time to time, the "Loan Agreement") by and among Educational Medical, Inc., a Delaware corporation, Palo Vista College of Nursing and Allied Health Sciences, Inc., a California corporation, Maric Learning Systems, a California corporation, Andon Colleges, Inc., a California corporation, Dest Education Corporation, a California corporation, Meadows Acquisition Corp., a Delaware corporation, Scottsdale Educational Center for Allied Health Careers, Incorporated, an Arizona corporation, MTSX Acquisition Corp., a Delaware corporation, California Academy of Merchandising, Art and Design, Inc., a Delaware corporation, DBS Acquisition Corp., a Virginia corporation, ICM Acquisition Corp., a Delaware corporation, and OIOPT Acquisition Corp., a Delaware corporation (collectively, the "Borrowers") and the Lender, pursuant to which the Lender has agreed to make a loan in an aggregate principal amount not to exceed $2,200,000 (the "Loan") to the Borrowers, which Loan is evidenced by a promissory note given by the Borrowers in favor of the Lender (as executed on the date hereof and as it may be amended, modified, renewed, or extended from time to time, the "Note"); and

         WHEREAS, the Pledgor is the owner of the shares of stock of those Borrowers (collectively, the "Companies") described in Exhibit "A" attached hereto and incorporated herein by this reference; and

         WHEREAS, to secure the due and punctual payment and performance of all obligations and indebtedness of the Borrowers under the Note, the Loan Agreement, and the other Loan Documents, and any and all other obligations and indebtedness of the Borrowers to the Lender, direct or contingent (including, but not limited to, obligations incurred as endorser, guarantor or surety), however evidenced or denominated, and however and whenever incurred, including, but not limited to, indebtedness incurred pursuant to any present or future commitment of Lender to Borrowers (collectively, "Obligations"), the Pledgor has agreed to pledge and assign to the Lender all of the Pledgor's right, title, and interest in and to said shares, together with the other collateral hereinafter described (collectively, the "Stock");

         NOW, THEREFORE, in consideration of the premises, the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and the Lender hereby agree that all capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement to the extent not otherwise defined or limited herein, and further agree as follows:

         1. WARRANTY. The Pledgor hereby warrants to the Lender that except for the securities interests (collectively, "Superior Interests") in the shares of stock of OIOPT Acquisition Corp., a Delaware corporation, MTSX Acquisition
Corp., a Delaware corporation, and DBS Acquisition Corp., a Virginia corporation (collectively, the "Previously Pledged Stock") created by the pledge agreements described in Exhibit "B" attached hereto and incorporated herein (collectively, the "Superior Pledge Agreements"), and the security interest created hereby, the Pledgor owns the Stock free and clear of all liens, charges, and encumbrances, that the Stock is duly issued, fully
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paid, and non-assessable, that the Pledgor has the unencumbered and unrestricted right to pledge the Stock (except for the Previously Pledged Stock, any further pledge of which may require the consent of the holder of the Superior Pledge Agreements), and that no consent or approval of any governmental or regulatory authority, or of any securities exchange, which has not been obtained was or is necessary to the validity of this pledge.

         2. SECURITY INTEREST. The Pledgor hereby grants, conveys, and pledges to the Lender a security interest in and security title to all of its right, title, and interest in and to the Stock, and has delivered to and deposited with the Lender herewith, all of its right, title, and interest in and to, the Stock presently held by the Pledgor, together with stock powers endorsed in blank by the Pledgor, as security for (a) all obligations of the Pledgor to the Lender hereunder; and (b) payment and performance of all other Obligations. The Pledgor has this date notified each of the Companies of the execution of this Agreement and the pledge of the Stock to the Lender. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary, or that the Lender may reasonably request, in order to perfect and protect the security interest granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to all or nay portion of the Stock. The Pledgor hereby irrevocably appoints the Lender as its attorney-in-fact, with a power of attorney to execute on behalf of the Pledgor such documents as the Lender may from time to time deem necessary to protect or perfect the Lender's security interest in the Stock or to exercise any rights or remedies available to the Lender hereunder. The Lender's security interest in the Previously Pledged Stock shall be subject and subordinate to the Superior Interests until the Superior Interests are released by the holder of the Superior Pledge Agreements. Until the Superior Interests are released, the respective holders of the Superior Pledge Agreements or their agent shall be entitled to possess the Previously Pledged Stock as provided in the Superior Pledge Agreements.

         3.  ADDITIONAL SHARES.  In the event that, during the term of this
Agreement:

             (a) any stock dividend, stock split, reclassification, readjustment, or other change is declared or made in the capital structure of any of the Companies, all new, substituted, and additional shares, or other securities, issued by reason of any such change and received by the Pledgor or to which the Pledgor shall be entitled shall be immediately delivered to the Lender, together with stock powers endorsed in blank by the Pledgor, and shall thereupon constitute Stock to be held by the Lender under the terms of this Agreement; and

             (b) any subscriptions, warrants, or any other rights or options shall be issued in connection with the Stock, all new stock or other securities acquired through such subscriptions, warrants, rights, or options by the Pledgor shall be immediately delivered to the Lender and shall thereupon constitute Stock to be held by the Lender under the terms of this Agreement.

         4. DEFAULT. Upon the occurrence of an Event of Default under the Loan Agreement or under any other Loan Document, or a default by the Pledgor under the terms of this Agreement (any of such occurrences being hereinafter referred to as a "Default") the Lender may sell or otherwise dispose of the Stock or any portion of the Stock at a public or private sale or make other commercially reasonable disposition of the Stock or any portion thereof after five days' notice to the Pledgor, and the Lender may purchase the Stock or any portion thereof at any public or private sale. The proceeds of the public or private sale or other disposition shall be applied to the costs incurred in connection with the sale, expressly including, without limitation, any costs under Section


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6(a) hereof, and to the other Obligations, in such order as the Lender may determine, and any remaining proceeds shall be paid over to the Pledgor or others as by law provided. In the event the proceeds of the sale or other disposition of the Stock are insufficient to pay such expenses, interest, principal of the Obligations, and damages, the Pledgor shall remain liable to the Lender for any such deficiency. All costs and expenses, including attorneys' fees and expenses, incurred by the Lender' in obtaining performance of or in collecting any payments due under this Agreement shall be deemed part of the Obligations hereunder.

         5. ADDITIONAL RIGHTS OF SECURED PARTY. In addition to its rights and privileges under this Agreement, the Lender shall have all the rights, powers, and privileges of secured parties under the Uniform Commercial Code of the State of Tennessee and other applicable law. All rights of the Lender shall be cumulative and not exclusive.

         6. DISPOSITION OF STOCK BY THE LENDER. If the Stock or any portion thereof is not registered under the various United States federal or state securities acts, disposition thereof after Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. The Pledgor understands that upon such disposition, the Lender may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Stock than if the Stock were registered pursuant to federal and state securities legislation and sold on the open market. The Pledgor, therefore, agrees that:

             (a) if the Lender shall, pursuant to the terms of this Agreement, sell or cause the Stock or any portion thereof to be sold at a private sale, the Lender shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having recognized expertise and experience in connection with shares of companies similar to the Companies (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of the Lender's action) as to the best manner in which to expose the Stock for sale and as to the best price reasonably obtainable at the private sale thereof; and

             (b) that such reliance shall be conclusive evidence that the Lender has handled such disposition in a commercially reasonable manner.

         7. PLEDGOR'S OBLIGATIONS ABSOLUTE. The obligations of the Pledgor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against any other Person, nor against other security or liens or encumbrances available to the Lender or any of its successors, assigns, or agents. The Pledgor hereby waives any right to require that an action be brought against any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Lender in favor of any other Person prior to any exercise of rights or remedies hereunder.

         8.  VOTING RIGHTS.

             (a) After a Default and for so long as any of the Obligations remain unpaid,(i) the Lender may, upon ten (10) days' prior written notice to the Pledgor of its intention to do so, exercise all voting rights, and all other ownership or consensual rights of the Stock, but under no circumstances is the Lender obligated by the terms of this Agreement to exercise such rights, and (ii) the Pledgor hereby appoints the Lender the Pledgor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Stock in any manner the Lender deems advisable for or against all matters submitted or which may be submitted to a vote


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         of shareholders. The power of attorney granted hereby is coupled with an interest and shall be irrevocable for so long as any of the Obligations remain unpaid.

              (b) For so long as the Pledgor shall have the right to vote the Stock, the Pledgor covenants and agrees that it will not, without the prior written consent of the Lender, (i) vote or take any consensual action with respect to the Stock which would constitute a Default under this Agreement; (ii) cause, permit, or allow any assets of any of the Companies to be leased, sold, conveyed, pledged, hypothecated, transferred, or otherwise encumbered or disposed of except as permitted under the Loan Agreement; or (iii) cause, permit, or allow any of the Companies to issue any additional stock, to be dissolved or liquidated, or to acquire, be acquired by, merged, or consolidated into or with any other Person except as permitted under the Loan Agreement.

         9. TERMINATION. This Agreement, and the security interest hereunder granted to the Lender in the Stock, shall terminate on the date on which all Obligations of the Borrowers to the Lender under the Loan Documents have been fully satisfied. Thereafter, upon written demand from the Pledgor, the Lender, by its acceptance hereof, agrees that it shall promptly deliver the Stock to the Pledgor, unless and except to the extent the Stock has been liquidated or otherwise disposed of pursuant to Section 6 hereof.

         10. SECURITY AGREEMENT. This Agreement shall constitute a security agreement under the Uniform Commercial Code as in effect in the State of Tennessee.

         11.  GENERAL.

              (a) Time is of the essence of this Agreement. No waiver by the Lender of any power or right hereunder or of any Default by the Pledgor hereunder shall be binding upon the Lender unless in writing signed by the Lender. No failure or delay by the Lender to exercise any power or right hereunder or binding waiver of any Default hereunder shall operate as a waiver of any other or further exercise of such power or any other Default. This Agreement, together with all documents referred to herein, constitutes the entire agreement between the Pledgor and the Lender and may not be modified except by a writing executed by the Lender and delivered by the Lender to the Pledgor.

              (b) If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal, or unenforceable shall be deemed separate, distinct, and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

              (c) All representations and warranties made and given herein by the Pledgor shall survive the execution and delivery of this Agreement and shall remain in full force and effect until such time as this Agreement is terminated as provided in Section 9 hereof.

              (d) The rights and obligations of the parties hereunder shall inure to the benefit of and bind their respective heirs, executors, administrators, legal representatives, successors, and assigns.

              (e) This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee.


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              (f)   All notices and demands required or permitted hereunder or by law shall be given in the manner prescribed, and shall be effective as stated in the Loan Agreement.

              (g) The pronouns used in this Agreement shall be construed as masculine, feminine, or neuter as the occasion may require.

              (h) Captions are for reference only and in no way limit the terms of this Agreement.

              (i) All references herein to any document, instrument, or agreement shall be deemed to refer to such document, instrument, or agreement as the same may be amended, modified, restated, supplemented, or replaced from time to time.

         IN WITNESS WHEREOF, the Pledgor has executed this Agreement by and through its duly authorized officers and has caused its corporate seal to be hereunto affixed, as of the day and year first above written.

                                            PLEDGOR:

                                            EDUCATIONAL MEDICAL, INC.


                                            By:
                                               ---------------------------------
                                               Title:
                                                     ---------------------------

                                            Attest:
                                                   -----------------------------
                                                   Title:
                                                         -----------------------
                                                             [CORPORATE SEAL]




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                                   EXHIBIT "A"

                                      Stock

    Companies                                                     Stock
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                                   EXHIBIT "B"

                           Superior Pledge Agreements

1. Pledge Agreement dated as of July 14, 1993, among Educational Medical, Inc., a Delaware corporation, as Pledgor, Ohio Institute of Photography and Technology, Inc., an Ohio corporation, as Pledgee, and OIOPT Acquisition Corp., a Delaware corporation, as Issuer.

2. Pledge Agreement dated as of July 22, 1993, among Educational Medical, Inc., a Delaware corporation, as Pledgor, M.T. X-Ray, Inc., as Pledgee, and MTSX Acquisition Corp., a Delaware corporation, as Issuer.

3. Pledge Agreement, dated as of May 28, 1993, among Educational Medical, Inc., a Delaware corporation, as Pledgor, Beta Services, Inc., a Virginia corporation, as Pledgee, and DBS Acquisition Corp., a Virginia corporation (formerly a Delaware corporation), as Issuer, as amended by Amendment One to the Pledge Agreement dated as of July 23, 1993, among said parties.